UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Forte Biosciences, Inc. (the “Company”) as a second amendment (the “Second Amendment”) to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 20, 2023 (the “Original 8-K”), as amended by Amendment No. 1 filed by the Company with the SEC on September 26, 2023 (the “First Amendment”). This Second Amendment is being filed to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will include a stockholder advisory vote on the compensation of its named executive officers. Except as described herein, no other changes have been made to the Original 8-K or the First Amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported by the Company, the Company held the Annual Meeting virtually on September 19, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on, among other matters, a proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. The highest number of votes was cast in favor of holding an advisory vote on the compensation of the Company’s named executive officers every year. The second highest number of votes was cast in favor of holding an advisory vote on the compensation of the Company’s named executive officers every three years.

The Company’s board of directors determined that the Company shall conduct an advisory vote on the compensation of the Company’s named executed officers every three years until the next vote on the frequency of advisory votes on executive compensation, consistent with the board of director’s initial recommendation. In making this determination, the board of directors considered (i) the advantages and disadvantages of a longer term perspective that a triennial vote would bring, (ii) the equity component of management’s compensation and the vesting of such equity awards, (iii) the ability to provide stockholders a longer term compensation history and business performance track record against which to measure management’s strategic long-term business decisions, (iv) that approximately 41.3% of stockholders who voted on this matter voted in favor of holding an advisory vote on the compensation of the Company’s named executive officers every three years, and (v) the longer term focus the Company is seeking to achieve through its compensation policies. The next advisory vote on the frequency of future advisory votes on executive compensation will occur no later than 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: February 16, 2024	By:	/s/ Antony Riley
Antony Riley Chief Financial Officer